Basic and Diluted Shares Outstanding	12 Months Ended
Dec. 31, 2016
Basic and Diluted Shares Outstanding [Abstract]
BASIC AND DILUTED SHARES OUTSTANDING
16.	BASIC AND DILUTED SHARES OUTSTANDING

Basic common shares outstanding as of December 31, 2016 and 2015 were 11,064,664 and 8,836,421 respectively. Our weighted average basic shares outstanding for the years ended December 31, 2016 and 2015 is calculated based on the average number of basic common shares outstanding over the period in question and is calculated as 10,276,046 and 5,807,166 shares respectively.

Our weighted average diluted common shares outstanding would normally be calculated based on the sum of the weighted average basic shares outstanding and the weighted average of the shares that would convert into common stock from our preferred stock and warrants over the period in question. This conversion would be calculated on a treasury method basis based on the average closing share price of our common stock over the period in question as compared to the conversion rate of the preferred stock, and the strike price of the particular warrants. The number of warrants outstanding along with their respective strike prices can be found in Note 12, above. However, due to the fact that the Company experienced a net loss for the years ended December 31, 2016 and 2015 and diluted earnings per share would otherwise be higher than basic earnings per share, our diluted common shares outstanding are represented to be the same as our basic common shares outstanding.